Warrants (Tables)	9 Months Ended
Sep. 30, 2020
Warrants Disclosure [Abstract]
Details of accounting for warrants to purchase ordinary shares	The estimated fair value of the Investor Warrants was RMB71,874 as shown below, which were used to determine the allocation of the total proceeds for the sale of ordinary shares between the Investor Warrants and ordinary shares.

	Terms	Exercise Price per share US$	Outstanding Units	Fair value at September 11, 2020 RMB’000
Warrants to purchase ordinary shares (first closing)	12 months	19.57	3,744,032	71,874

Summary of fair value of warrant liabilities	The Group used the binomial model to estimate the fair value of the warrant on September 11, 2020 when the Investor Warrants were issued using the following assumptions:

As of September 11,
2020
Risk-free rate of return	0.12%
Maturity date	September 11, 2021
Estimated volatility rate	60.72%
Exercise price	US$19.57